UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 9, 2018

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Air Lease Corporation’s (the “Company’s”) stockholders at the 2018 Annual Meeting of Stockholders held on May 9, 2018:

1)	The election of eight directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2)	The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018.

3)	The advisory approval of 2017 compensation awarded to named executive officers.

4)	The advisory vote on the frequency of future advisory votes to approve named executive officers compensation.

Holders of the Company’s Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to, each matter are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew J. Hart	84,317,700	559,813	203,957	11,358,884
Cheryl Gordon Krongard	84,019,893	861,952	199,625	11,358,884
Marshall O. Larsen	78,246,317	6,610,681	224,472	11,358,884
Robert A. Milton	83,139,973	1,726,320	215,177	11,358,884
John L. Plueger	84,670,665	208,469	202,336	11,358,884
Ian M. Saines	84,697,361	179,475	204,634	11,358,884
Dr. Ronald D. Sugar	75,777,910	9,101,180	202,380	11,358,884
Steven F. Udvar-Házy	84,563,564	317,988	199,918	11,358,884

The eight nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of KPMG LLP as Air Lease Corporation’s Independent Registered Public Accounting Firm for 2018

The results of the voting were 94,917,975 for, 1,344,838 against and 177,541 abstentions. There were no broker non-votes on this matter. The appointment of KPMG LLP was ratified for 2018.

Advisory Approval of 2017 Named Executive Officer Compensation

The results of the voting were 59,562,710 for, 25,270,898 against, 247,862 abstentions and 11,358,884 broker non-votes. The 2017 compensation awarded to Air Lease Corporation’s named executive officers was approved on an advisory basis.

Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officers Compensation

The results of the voting were 79,175,678 for One Year, 296,893 for Two Years, 3,819,155 for Three Years, 1,789,744 abstentions and 11,358,884 broker non-votes. Consistent with the recommendation of the Company’s Board of Directors and the majority of votes cast, the Company has determined that future advisory votes to approve the compensation of the Company’s named executive officers will take place every year until the next advisory vote on the frequency of such votes, which will occur no later than the Company’s Annual Meeting of Stockholders in 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION
Date: May 11, 2018	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer